FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.

AND

STATE OF MICHIGAN
DEPARTMENT OF INSURANCE AND FINANCIAL SERVICES
LANSING, MICHIGAN

In the Matter of COMMUNITY SHORES BANK MUSKEGON, MICHIGAN (Michigan Chartered Insured Nonmember Bank)	ORDER TERMINATING CONSENT ORDER FDIC-10-397b

The Federal Deposit Insurance Corporation ("FDIC") and the Department of Insurance and Financial Services for the State of Michigan ("DIFS") hereby issue this ORDER TERMINATING CONSENT ORDER ("ORDER"), terminating all provisions of the ORDER issued against Community Shores Bank, Muskegon, Michigan, on September 2, 2010, pursuant to section 8(b) of the Federal Deposit Insurance Act, 12 U.S.C. § 1818(b) and section 2304 of the Banking Code of 1999, Mich. Comp Laws § 487.12304.

Pursuant to delegated authority.

Dated this 16th day of December, 2015.

M. Anthony Lowe
Regional Director
Chicago Regional Office
Federal Deposit Insurance
Corporation

Karen K. Lawson
Director, Office of Banking
Department of Insurance and
Financial Services
State of Michigan